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                          VAN KAMPEN SERIES FUND, INC.
                            ON BEHALF OF ITS SERIES

                         VAN KAMPEN AMERICAN VALUE FUND
                          VAN KAMPEN ASIAN GROWTH FUND
                        VAN KAMPEN EMERGING MARKETS FUND
                         VAN KAMPEN EQUITY GROWTH FUND
                        VAN KAMPEN EUROPEAN EQUITY FUND
                          VAN KAMPEN FOCUS EQUITY FUND
                    VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND
                         VAN KAMPEN GLOBAL EQUITY FUND
                   VAN KAMPEN HIGH YIELD & TOTAL RETURN FUND
                      VAN KAMPEN INTERNATIONAL MAGNUM FUND
                         VAN KAMPEN LATIN AMERICAN FUND
                         VAN KAMPEN MID CAP GROWTH FUND
                  VAN KAMPEN TAX MANAGED GLOBAL FRANCHISE FUND
                             VAN KAMPEN VALUE FUND
                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND

                    SUPPLEMENT DATED AUGUST 31, 2000 TO THE
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 3, 2000,
                       SUPERSEDING ALL PRIOR SUPPLEMENTS

     The Statement of Additional Information is hereby supplemented as follows:

     (1) The section entitled "DIRECTORS AND OFFICERS" is hereby amended by deleting all information pertaining to Paul G. Yovovich, effective April 14, 2000.

     (2) The section entitled "DIRECTORS AND OFFICERS--OFFICERS" is hereby amended by deleting all information pertaining to Edward C. Wood, III and Stephen L. Boyd, effective April 17, 2000, and Peter W. Hegel, effective May 31, 2000, and by adding the following:

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
Stephen L. Boyd......................  Executive Vice President and Chief Investment Officer of Van
Date of Birth: 11/16/40                Kampen Investments, and President and Chief Operating
Executive Vice President and           Officer of the Advisers. Executive Vice President and Chief
Chief Investment Officer               Investment Officer of each of the funds in the Fund Complex
Age: 59                                and certain other investment companies advised by the
                                       Advisers or their affiliates. Prior to April 2000, Vice
                                       President and Chief Investment Officer of the Advisers.
                                       Prior to October 1998, Vice President and Senior Portfolio
                                       Manager with AIM Capital Management, Inc. Prior to February
                                       1998, Senior Vice President and Portfolio Manager of Van
                                       Kampen American Capital Asset Management, Inc., Van Kampen
                                       American Capital Investment Advisory Corp. and Van Kampen
                                       American Capital Management, Inc.
John H. Zimmermann, III..............  Senior Vice President and Director of Van Kampen
Date of Birth: 11/25/57                Investments, President and Director of the Distributor and
Vice President                         President of Van Kampen Insurance Agency of Illinois Inc.
Age: 42                                Vice President of each of the funds in the Fund Complex.
                                       From November 1992 to December 1997, Senior Vice President
                                       of the Distributor.
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     (3) The footnote to the "CLASS A SHARES SALES CHARGE TABLE" at the end of
the second paragraph in the section entitled "DISTRIBUTION AND SERVICE" is hereby deleted in its entirety and replaced with the following:

          * No sales charge is payable at the time of purchase on investments of $1 million or more, although the Funds may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of purchase. A commission or transaction fee will be paid by the Distributor at the time of

                                                                      MS SPT SAI
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     purchase directly out of the Distributor's assets (and not out of the
     Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.

     (4) The section entitled "DISTRIBUTION AND SERVICE" is hereby amended by adding at the end of the section the following:

     The Distributor has entered into agreements with The Prudential Insurance Company of America with respect to the Van Kampen High Yield and Total Return Fund and the Van Kampen Tax Managed Global Franchise Fund. Shares of these Funds will be offered pursuant to such firm's retirement plan alliance program(s). Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through broker-dealer retirement plan alliance program should contract the firm mentioned above for further information concerning the program(s) including, but not limited to, minimum investment and operational requirements.

     The Distributor has entered into agreements with (i) Buck Consultants, Inc. and (ii) The Vanguard Group, Inc. with respect to the Van Kampen Asian Growth Fund, Van Kampen Emerging Markets Fund, Van Kampen Equity Growth Fund, Van Kampen Focus Equity Fund, Van Kampen Global Equity Allocation Fund, Van Kampen Global Equity Fund, Van Kampen International Magnum Fund, Van Kampen Latin American Fund, Van Kampen Value Fund and Van Kampen Worldwide High Income Fund. Shares of these Funds will be offered pursuant to such firm's retirement plan alliance program(s). Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through broker-dealer retirement plan alliance program should contact the firm mentioned above for further information concerning the program(s) including, but not limited to, minimum investment and operational requirements.

     (5) The information in the section entitled "OTHER
INFORMATION -- INDEPENDENT ACCOUNTANTS" is hereby deleted in its entirety and replaced with the following:

     Independent accountants for the Fund perform an annual audit of the Fund's financial statements. The Fund's Board of Directors has engaged Deloitte & Touche LLP, located at Two Prudential Plaza, 180 N. Stetson Avenue, Chicago, Illinois 60601, to be the Fund's independent accountants, effective May 18, 2000. PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, Illinois 60601 ("PWC"), ceased being the Fund's independent accountants effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PWC was based solely on a possible future business relationship by PWC with an affiliate of the Fund's investment adviser. The change in independent accountants was approved by the Fund's audit committee and the Fund's Board of Directors, including Directors who are not "interested persons" of the Fund (as defined in the 1940 Act).

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE